NORTHLAND CRANBERRIES, INC.
                         AMENDED 1995 STOCK OPTION PLAN

                                October 21, 1997

   Section 1.     Purpose

             The purpose of Northland Cranberries, Inc. 1995 Stock Option Plan (the "Plan") is to promote the best interests of Northland Cranberries, Inc. (the "Company") and its shareholders by providing key employees of the Company and its Affiliates (as defined below) and directors of the Company who are not employees of the Company and its Affiliates with an opportunity to acquire or increase their proprietary interest in the Company. It is intended that the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are primarily responsible for shaping and carrying out the long-range plans of the Company and securing the Company's continued growth and financial success.

   Section 2.     Definitions

             As used in the Plan, the following terms shall have the respective meanings set forth below:

             (a) "Affiliate" shall mean any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company.

             (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

             (c)  "Commission" shall mean the Securities and Exchange
   Commission.

             (d) "Committee" shall mean the Compensation and Stock Option Committee of the Board of Directors of the Company (or any other committee thereof designated by such Board to administer the Plan); provided, however, that the Committee is composed of not less than two directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3.

             (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

             (f) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

             (g)  "Incentive Stock Option" shall mean an option granted under
   Section 6(a) of the Plan that is intended to meet the requirements of
   Section 422 of the Code (or any successor provision thereto).

             (h) "Key Employee" shall mean any officer or other key employee of the Company or of any Affiliate who is responsible for or contributes to the management, growth or profitability of the business of the Company or any Affiliate as determined by the Committee in its discretion.

             (i) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option and shall mean any option granted to a Non-Employee Director under Section 6(b) of the Plan.

             (j) "Non-Employee Director" shall mean any member of the Board of Directors of the Company who is not an employee of the Company and its Affiliates.

             (k) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

             (l) "Option Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Option granted under the Plan.

             (m) "Participating Key Employee" shall mean a Key Employee designated to be granted an Award under the Plan.

             (n) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

             (o) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission under the Exchange Act, or any successor rule or regulation thereto.

             (p) "Shares" shall mean shares of Class A common stock of the Company, $0.01 par value, and such other securities or property as may become subject to Options pursuant to an adjustment made under Section 4(b) of the Plan.

   Section 3.     Administration

             The Plan shall be administered by the Committee; provided, however, that if at any time the Committee shall not be in existence, the functions of the Committee as specified in the Plan shall be exercised by those members of the Board of Directors of the Company who qualify as "disinterested persons" under Rule 16b-3. Subject to the terms of the Plan and applicable laws and without limitation by reason of enumeration, the Committee shall have full discretionary power and authority to:
   (i) designate Participating Key Employees; (ii) determine the type of Options to be granted to each Participating Key Employee under the Plan;
   (iii) determine the number of Shares to be subject to each Option granted to Participating Key Employees; (iv) determine the terms and conditions of any Option granted to a Participating Key Employee; (v) determine whether, to what extent and under what circumstances Options granted to Participating Key Employees may be exercised in cash, Shares, other securities or other property, and the method or methods by which Options may be exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent and under what circumstances Shares with respect to Options granted to Participating Key Employees under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Option made under, the Plan (including, without limitation, any Option Agreement); (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time or from time to time, and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participating Key Employee, any holder or beneficiary of any Option, any shareholder and any employee of the Company or of any Affiliate.

   Section 4.     Shares Available for Award

             (a)  Shares Available.  Subject to adjustment as provided in
   Section 4(b):

                  (i) Number of Shares Available. The number of Shares with respect to which Options may be granted under the Plan shall be 800,000 (on a post-September 3, 1996, two-for-one stock split basis).

                  (ii) Accounting for Awards. The number of Shares covered by an Option under the Plan, or to which such Option relates, shall be counted on the date of grant of such Option against the number of Shares available for granting Options under the Plan.

                  (iii) Sources of Shares Deliverable Under Options. Any Shares delivered pursuant to the exercise of an Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

             (b) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares subject to the Plan and which thereafter may be made the subject of Options under the Plan; (ii) the number and type of Shares subject to outstanding Options; and (iii) the grant, purchase or exercise price with respect to any Option, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option; provided, however, in each case, that with respect to Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b) of the Code (or any successor provision thereto); and provided further that the number of Shares subject to any Option shall always be a whole number.

   Section 5.     Eligibility

             Any Key Employee, including any executive officer or employee-director of the Company or of any Affiliate, who is not a member of the Committee shall be eligible to be designated a Participating Key Employee. All Non-Employee Directors shall receive Non-Qualified Stock Options as provided in Section 6(b).

   Section 6.     Grants of Options

             (a) Option Awards to Key Employees. The Committee is hereby authorized to grant Options to Key Employees with the terms and conditions as set forth below and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine in its discretion.

                  (i) Exercise Price. The exercise price per Share of an Option granted pursuant to this Section 6(a) shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

                  (ii) Option Term. The term of each Option shall be fixed by the Committee; provided, however, that in no event shall the term of any Option exceed a period of ten years from the date of its grant.

                  (iii) Exercisability and Method of Exercise. An Option shall become exercisable in such manner and within such period or periods and in such installments or otherwise as shall be determined by the Committee. The Committee also shall determine the method or methods by which, and the form or forms, including, without limitation, cash, Shares, other securities, other property or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the exercise price with respect to any Option may be made or deemed to have been made.

                  (iv) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code (or any successor provision thereto) and any regulations promulgated thereunder. Notwithstanding any provision in the Plan to the contrary, no Incentive Stock Option may be granted hereunder after the tenth anniversary of the adoption of the Plan by the Board of Directors of the Company.

             (b) Non-Qualified Stock Option Awards to Non-Employee Directors. Each Non-Employee Director shall automatically be granted Non-Qualified Stock Options under the Plan in the manner set forth in this
   Section 6(b). A Non-Employee Director may hold more than one Non-Qualified Stock Option, but only on the terms and subject to any restrictions set forth herein.

                  (i) Exercise Price. The exercise price per Share shall be equal to 100% of the Fair Market Value of a Share on the date of grant of such Option. The "market value" of a Share on the date of grant to the Non-Employee Director shall be the last bid price per Share for the Shares in the Nasdaq National Market on the trading date next preceding such grant date; provided, however, that if the principal market for the Shares is then a national securities exchange, the "market value" shall be the closing bid price per Share for the Shares on the principal securities exchange on which the Shares are traded on the trading date next preceding the date of grant, or in either case above, if no trading occurred on the trading date next preceding the date on which the Non-Qualified Stock Option is granted, then the "market price" per Share shall be determined with reference to the next preceding date on which the Shares were traded.

                  (ii) Grant of Options. On the last day of each fiscal year of the Company during the existence of the Plan, each Non-Employee Director shall be automatically granted an Option to purchase 1,000 Shares. All Options granted to Non-Employee Directors shall be Non-Qualified Stock Options.

                  (iii) Exercisability and Termination of Options. Except as expressly provided herein, Non-Qualified Stock Options granted to Non-Employee Directors under the Plan shall not be exercisable until one (1) year from the date on which such Non-Qualified Stock Option is granted and shall terminate on the earlier of:

                       (A)  ten years after the date of grant;

                       (B)  three months after the Non-Employee
             Director ceases to be a director of the Company by reason of death, disability or retirement after attaining age 65; or

                       (C)  immediately upon the Non-Employee
             Director ceasing to be a director of the Company for any reason other than by reason of death, disability or retirement.

        If a Non-Employee Director ceases to be a director of the Company by reason of death, disability or retirement prior to the date the Non-Statutory Stock Option becomes exercisable, the Non-Statutory Stock Option shall become immediately exercisable in full.

                  (iv) Exercise of Options. A Non-Qualified Stock Option granted to a Non-Employee Director may be exercised, subject to its terms and conditions and the terms and conditions of the Plan, in full at any time or in part from time to time by delivery to the Company at its principal office in Wisconsin Rapids, Wisconsin, of a written notice of exercise specifying the number of Shares with respect to which the Non-Qualified Stock Option is being exercised. Any notice of exercise shall be accompanied by full payment of the Option price of the Shares being purchased (x) in cash or its equivalent; (y) by tendering previously acquired shares (valued at their Fair Market Value as of the date of exercise); or (z) by any combination of subparagraphs (x) and (y). No Shares shall be issued until full payment therefor has been made.

             (c)  General.

                  (i) No Consideration for Options. Options shall be granted for no cash consideration unless otherwise determined by the Committee.

                  (ii) Option Agreements. Each Option granted under the Plan shall be evidenced by an Option Agreement in such form (consistent with the terms of the Plan) as shall have been approved by the Committee.

                  (iii) Awards May Be Granted Separately or Together. Options to Participating Key Employees under the Plan may be granted either alone or in addition to, in tandem with, or in substitution for, any other award granted under any other plan of the Company or any Affiliate. Options granted in addition to, or in tandem with, other awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other awards.

                  (iv) Limits on Transfer of Options. No Option shall be assignable, alienable, saleable or transferable otherwise than by will or by the laws of descent and distribution; provided, however, that a Participating Key Employee at the discretion of the Committee may, and a Non-Employee Director shall, be entitled, in the manner established by the Committee, to designate a beneficiary or beneficiaries to exercise his or her rights, and to receive any property distributable, with respect to any Option upon the death of the Participating Key Employee or the Non-Employee Director, as the case may be. Each Option shall be exercisable, during the lifetime of the Participating Key Employee or the Non-Employee Director, only by such individual or, if permissible under applicable law, by such individual's guardian or legal representative. No Options may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

                  (v) Term of Options. Except as otherwise provided in the Plan, the term of each Option shall be for such period as may be determined by the Committee.

                  (vi) Share Certificates; Representation. All certificates for Shares delivered under the Plan pursuant to the exercise of any Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Commission, Nasdaq Stock Market or any stock exchange or other market upon which such Shares are then listed or traded, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Committee may require each Participating Key Employee, Non-Employee Director or other Person who acquires Shares under the Plan by means of an Option originally granted to a Participating Key Employee, Non-Employee Director or other Person to represent to the Company in writing that such Participating Key Employee, Non-Employee Director or other Person is acquiring the Shares without a view to the distribution thereof.

   Section 7. Amendment and Termination of the Plan; Correction of Defects and Omissions

             (a) Amendments to and Termination of the Plan. The Board of Directors of the Company may at any time amend, alter, suspend, discontinue or terminate the Plan; provided, however, that shareholder approval of any amendment of the Plan shall also be obtained if otherwise required by: (i) the rules and/or regulations promulgated under Section 16 of the Exchange Act (in order for the Plan to remain qualified under Rule 16b-3); (ii) the Code or any rules promulgated thereunder (in order to allow for Incentive Stock Options to be granted under the Plan); or
   (iii) the quotation or listing requirements of the Nasdaq National Market or any principal securities exchange or market on which the Shares are then traded (in order to maintain the quotation or listing of the Shares thereon). Termination of the Plan shall not affect the rights of Participating Key Employees and Non-Employee Directors with respect to Options previously granted to them, and all unexpired Options shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

             (b) Correction of Defects, Omissions and Inconsistencies. The Committee may in its discretion correct any defect, supply any omission or reconcile any inconsistency in any Option or Option Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.

   Section 8.     General Provisions

             (a) No Rights to Awards. No Key Employee, Participating Key Employee or other Person (other than a Non-Employee Director to the extent provided in Section 6(b) of the Plan) shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Key Employees, Participating Key Employees or holders or beneficiaries of Options under the Plan. The terms and conditions of Options need not be the same with respect to each Participating Key Employee.

             (b) Withholding. No later than the date as of which an amount first becomes includable in the gross income of a Participating Key Employee for federal income tax purposes with respect to any Option under the Plan, the Participating Key Employee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising with respect to Options granted to Participating Key Employees under the Plan may be settled with Shares previously owned by the Participating Key Employee; provided, however, that the Participating Key Employee may not settle such obligations with Shares that are part of, or are received upon exercise of, the Option that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participating Key Employee. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with Shares, including, without limitation, the establishment of such procedures as may be necessary to satisfy the requirements of Rule 16b-3.

             With the consent of the Committee, an Option holder may be permitted to satisfy the Company's withholding tax requirements by electing to have the Company withhold shares otherwise issuable to the Option holder. The election shall be made in writing and shall be made according to such rules and in such form as the Company may determine.

             (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

             (d) Rights and Status of Recipients of Options. The grant of an Option shall not be construed as giving a Participating Key Employee the right to be retained in the employ of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participating Key Employee from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Option Agreement. The grant of an Option to a Non-Employee Director pursuant to Section 6(b) of the Plan shall confer no right on such Non-Employee Director to continue as a director of the Company. Except for rights accorded under the Plan and under any applicable Option Agreement, Participating Key Employees and Non-Employee Directors shall have no rights as holders of Shares as a result of the granting of Options hereunder.

             (e) Unfunded Status of the Plan. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company or the Committee and any Participating Key Employee, Non-Employee Director or other Person. To the extent any Person holds any right by virtue of a grant under the Plan, such right (unless otherwise determined by the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

             (f) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Wisconsin and applicable federal law.

             (g) Severability. If any provision of the Plan or any Option Agreement or any Option is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Option, or would disqualify the Plan, any Option Agreement or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, any Option Agreement or the Option, such provision shall be stricken as to such jurisdiction, Person or Option, and the remainder of the Plan, any such Option Agreement and any such Option shall remain in full force and effect.

             (h) No Fractional Shares. No fractional Shares or other securities shall be issued or delivered pursuant to the Plan or any Option Agreement, and the Committee shall determine (except as otherwise provided in the Plan) whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights thereto shall be canceled, terminated or otherwise eliminated.

             (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

   Section 9.     Effective Date of the Plan

             The Plan shall be effective as of May 17, 1995 subject to shareholder approval of the Plan within 12 months following the date of adoption of the Plan by the Board of Directors, and all Options granted under the Plan prior to the date of shareholder approval shall be subject to such approval and the effective date of such Option grants shall be deemed to be the date of such shareholder approval.

   Section 10.    Term of the Plan

             No Option shall be granted under the Plan following the seventh anniversary of its effective date. However, unless otherwise expressly provided in the Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date and, to the extent set forth in the Plan, the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Option, or to waive any conditions or restrictions with respect to any such Option, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date.